AXP(SM)
                                                                   International
                                                                           Fund

                                                         1999 SEMIANNUAL REPORT



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The goal of AXP International Fund is
long-term capital growth.


Distributed by American Express Financial Advisors Inc.

AMERICAN EXPRESS Financial Advisors

A World of Opportunity

There's a new  recognition  among investors that the stock market extends beyond
Wall Street. Opportunity abounds in other markets, from Tokyo, London and Frankfurt to Singapore, Mexico and Hong Kong. Ignoring these opportunities may mean missing out on tremendous world economic growth in the years ahead.
International Fund focuses on finding the markets that offer the greatest current potential to investors. With about two-thirds of the world's stock market value currently based outside of the United States, American investors now have an even greater opportunity to diversify their portfolios beyond our boundaries.


CONTENTS
From the Chairman                                        3
From the Portfolio Manager                               4
Fund Facts                                               5
The 10 Largest Holdings                                  6
Financial Statements                                     7
Notes to Financial Statements                           10
Investments in Securities                               19

(picture of) Arne H. Carlson
Arne H. Carlson
Chairman of the board

From the Chairman

It is an honor for me to join the American Express(R) Funds as chairman of the board and chief executive officer for each of the funds. I have served for the past eight years as governor of Minnesota and also for the past 20 years as a constitutional officer responsible for the pension investments made on behalf of government employees. My responsibility in the upcoming years is to serve your interests.

By law, half the members of a mutual fund board must be independent of their investment manager and distributor. I am one of those persons. I am not an employee of American Express Financial Corporation (AEFC), nor do I own stock in American Express Company. Both are fine companies, but the law clearly states that to fully represent your interests I must be independent.

Having said that, I have a great deal of respect for the capabilities of AEFC and for the services it provides to investors. Your financial advisor assists you in financial planning, conducts regular investment reviews and responds to your questions and needs. This is a very personal service that makes AEFC a partner in your financial future. I know that AEFC has an investment focus on the long-term performance of our economy and that it wants you to participate in that growth. Consistent with that, our board is here to serve you and represent your interests in a professional manner.

I also want to let you know that, on June 16, 1999, there will be a regular meeting of shareholders. These meetings are held about every five years to elect directors and consider other proposals. One proposal that is expected to be approved is to change "IDS" to "AXP" in the Fund's name. We will discuss the action taken on other proposals in future reports.



Arne H. Carlson

(picture of) Peter Lamaison
Peter Lamaison
Portfolio manager

From the Portfolio Manager

Well-positioned to take advantage of a rebound in European stock markets, AXP International Fund recorded a substantial gain during the first half of the fiscal year. For the six months -- November 1998 through April 1999 -- the Fund's Class A shares generated a total return of 17.08%. (That figure exceeded the return of the Lipper International Fund Index, which is commonly used to compare the performance of mutual funds that invest in foreign stocks.)

What a difference a few months can make in the investment world. Not long before the fiscal year began, markets around the globe were still reeling from a second bout of the "Asian flu," the financial plague that had first hit in the summer of 1997. But by last fall, many markets were not only back on their feet, they were feeling practically robust.

Supported by interest-rate reductions in the United States and Europe, as well as financial rescue efforts by the International Monetary Fund, stocks made excellent progress through January. Then, after a bit of a relapse the following month brought on by rising interest rates in the U.S., they finished the period with healthy gains in March and April.

EUROPE LEADS THE WAY
The Fund's progress basically followed the same pattern, as it recorded solid gains in every month but February. By far, the chief contributor to performance was Europe, where about 70% of the investments were concentrated. The largest exposure over the period was to the United Kingdom, but I also maintained considerable holdings in Italy, France, Germany and Spain. About mid-period, on a highly stock-specific basis, I added to our small position in Japan and increased holdings in Southeast Asia. Both of those moves paid off.

Looking at types of stocks, I kept the greatest emphasis on banking, which benefited from falling interest rates, and telecommunications issues, which were driven by merger activity and technological advancements; together, they comprised as much as 25% of assets. Also enhancing the Fund's performance was a reduction in the level of cash reserves. I put the extra funds to work in stocks, which provided a much better return than cash.

As for the rest of the fiscal year, I continue to believe that the most attractive combination of growth and value -- and, consequently, the potential for stock appreciation -- lies in the European markets, and the portfolio remains positioned accordingly.



Peter Lamaison

Fund Facts

Class A -- 6-month performance
(All figures per share)

Net asset value (NAV)

April 30, 1999                                              $12.32
Oct. 31, 1998                                               $10.70
Increase                                                    $ 1.62

Distributions -- Nov. 1, 1998 - April 30, 1999
From income                                                 $ 0.06
From capital gains                                          $ 0.13
Total distributions                                         $ 0.19
Total return*                                              +17.08%**

Class B -- 6-month performance
(All figures per share)

Net asset value (NAV)
April 30, 1999                                              $12.25
Oct. 31, 1998                                               $10.62
Increase                                                    $ 1.63

Distributions -- Nov. 1, 1998 - April 30, 1999
From income                                                 $   --
From capital gains                                          $ 0.13
Total distributions                                         $ 0.13
Total return*                                              +16.62%**

Class Y -- 6-month performance
(All figures per share)

Net asset value (NAV)
April 30, 1999                                              $12.33
Oct. 31, 1998                                               $10.70
Increase                                                    $ 1.63

Distributions -- Nov. 1, 1998 - April 30, 1999
From income                                                 $ 0.07
From capital gains                                          $ 0.13
Total distributions                                         $ 0.20
Total return*                                              +17.12%**

*The prospectus discusses the effect of sales charges, if any, on the various classes.

**The  total  return  is  a  hypothetical   investment  in  the  Fund  with  all
distributions reinvested.

The 10 Largest Holdings
                                              Percent             Value
                                          (of net assets) (as of April 30, 1999)
 General Electric (United Kingdom)              4.06%          $55,150,259
 Mannesmann (Germany)                           3.97            53,978,143
 Total Petroleum Cl B (France)                  3.66            49,772,457
 UBS (Switzerland)                              3.65            49,596,638
 Nippon Telegraph & Telephone (Japan)           3.39            46,068,093
 Ericsson (LM) Cl B (Sweden)                    3.28            44,604,903
 Philips Electronics (Netherlands)              3.25            44,221,299
 Vodafone (United Kingdom)                      3.09            42,021,621
 Banque Natl de Paris (France)                  2.83            38,425,125
 Henkel KGaA (Germany)                          2.74            37,238,839


Note: Certain foreign investment risks include changes in currency exchange rates, adverse political or economic order and lack of similar regulatory requirements followed by U.S. companies.

For further detail about these  holdings,  please refer to the section  entitled
"Investments in Securities."

(icon of) pie chart
                                    The 10 holdings listed here
                                    make up 33.92% of net assets

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Financial Statements

Statement of assets and liabilities
AXP International Fund, Inc.

April 30, 1999 (Unaudited)

Assets
Investments in securities, at value (Note 1)
    (identified cost $1,319,254,188)                                                                    $1,583,952,179
Dividends and accrued interest receivable                                                                    3,430,448
Receivable for investment securities sold                                                                    9,302,982
Unrealized appreciation on foreign currency contracts held, at value (Notes 1 and 4)                            53,679
U.S. government securities held as collateral (Note 6)                                                       1,654,435
                                                                                                             ---------
Total assets                                                                                             1,598,393,723
                                                                                                         -------------

Liabilities
Disbursements in excess of cash on demand deposit                                                              914,671
Payable for investment securities purchased                                                                 58,637,153
Unrealized depreciation on foreign currency contracts held, at value (Notes 1 and 4)                            94,810
Payable upon return of securities loaned (Note 6)                                                          178,549,281
Accrued investment management services fee                                                                      29,232
Accrued distribution fee                                                                                         8,522
Accrued service fee                                                                                              6,365
Accrued transfer agency fee                                                                                      8,404
Accrued administrative services fee                                                                              1,839
Other accrued expenses                                                                                         407,891
                                                                                                               -------
Total liabilities                                                                                          238,658,168
                                                                                                           -----------
Net assets applicable to outstanding capital stock                                                      $1,359,735,555
                                                                                                        ==============

Represented by
Capital stock--  $.01 par value (Note 1)                                                              $      1,105,701
Additional paid-in capital                                                                                 969,500,509
Undistributed net investment income                                                                          2,319,356
Accumulated net realized gain (loss)                                                                       122,108,293
Unrealized appreciation (depreciation) on investments and on translation
    of assets and liabilities in foreign currencies                                                        264,701,696
                                                                                                           -----------
Total-- representing net assets applicable to outstanding capital stock                                 $1,359,735,555
                                                                                                        ==============
Net assets applicable to outstanding shares:                 Class A                                    $  857,710,378
                                                             Class B                                    $  413,412,354
                                                             Class Y                                    $   88,612,823
Net asset value per share of outstanding capital stock:      Class A shares         69,621,837                 $ 12.32
                                                             Class B shares         33,758,705                 $ 12.25
                                                             Class Y shares          7,189,523                 $ 12.33

See accompanying notes to financial statements.

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

Statement of operations

AXP International Fund, Inc.
Six months ended April 30, 1999 (Unaudited)

Investment income
Income:
Dividends                                                                                                $   6,416,409
                                                                                                         -------------
Interest                                                                                                     3,205,126
    Less foreign taxes withheld                                                                             (1,021,825)
                                                                                                            ----------
Total income                                                                                                 8,599,710
                                                                                                             ---------
Expenses (Note 2):
Investment management services fee                                                                           5,077,669
Distribution fee-- Class B                                                                                   1,502,051
Transfer agency fee                                                                                          1,264,601
Incremental transfer agency fee
    Class A                                                                                                     76,477
    Class B                                                                                                     72,871
Service fee
    Class A                                                                                                    725,023
    Class B                                                                                                    348,300
    Class Y                                                                                                     39,714
Administrative services fees and expenses                                                                      336,484
Compensation of board members                                                                                    7,382
Custodian fees                                                                                                 528,451
Postage                                                                                                        224,111
Registration fees                                                                                               90,900
Audit fees                                                                                                      18,500
Other                                                                                                           19,752
                                                                                                                ------
Total expenses                                                                                              10,332,286
    Earnings credits on cash balances (Note 2)                                                                 (33,963)
                                                                                                               -------
Total net expenses                                                                                          10,298,323
                                                                                                            ----------
Investment income (loss) -- net                                                                             (1,698,613)
                                                                                                            ----------

Realized and unrealized gain (loss) -- net Net realized gain (loss) on:
    Security transactions (Note 3)                                                                         128,057,688
    Foreign currency transactions                                                                           (5,498,369)
                                                                                                            ----------
Net realized gain (loss) on investments                                                                    122,559,319
Net change in unrealized appreciation (depreciation) on investments
    and on translation of assets and liabilities in foreign currencies                                      84,832,381
                                                                                                            ----------
Net gain (loss) on investments and foreign currencies                                                      207,391,700
                                                                                                           -----------
Net increase (decrease) in net assets resulting from operations                                           $205,693,087
                                                                                                          ============

See accompanying notes to financial statements.


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

Statements of changes in net assets
AXP International Fund, Inc.
                                                                                    April 30, 1999       Oct. 31, 1998
                                                                                   Six months ended       Year ended
                                                                                      (Unaudited)

Operations and distributions
Investment income (loss)-- net                                                       $  (1,698,613)      $   3,971,632
Net realized gain (loss) on investments                                                122,559,319          24,223,708
Net change in unrealized appreciation (depreciation) on investments
    and on translation of assets and liabilities in foreign currencies                  84,832,381          47,049,739
                                                                                        ----------          ----------
Net increase (decrease) in net assets resulting from operations                        205,693,087          75,245,079
                                                                                       -----------          ----------
Distributions to shareholders from:
    Net investment income
        Class A                                                                         (4,223,736)         (9,186,555)
        Class B                                                                                 --          (1,145,331)
        Class Y                                                                           (437,217)           (939,606)
    Net realized gain
        Class A                                                                         (9,585,811)        (24,556,486)
        Class B                                                                         (4,617,397)        (11,617,611)
        Class Y                                                                           (868,738)         (2,267,356)
    Excess distributions of net investment income
        Class A                                                                                 --            (463,530)
        Class B                                                                                 --            (220,880)
        Class Y                                                                                 --             (40,936)
                                                                                            ------             -------
Total distributions                                                                    (19,732,899)        (50,438,291)
                                                                                       -----------         -----------

Capital share transactions (Note 5)
Proceeds from sales
    Class A shares (Note 2)                                                            151,508,067       1,054,736,380
    Class B shares                                                                      30,948,685          71,275,697
    Class Y shares                                                                      33,866,395          56,291,944
Reinvestment of distributions at net asset value
    Class A shares                                                                      13,429,288          33,310,427
    Class B shares                                                                       4,581,907          12,902,301
    Class Y shares                                                                       1,305,955           3,247,898
Payments for redemptions
    Class A shares                                                                    (219,889,306)     (1,169,967,176)
    Class B shares (Note 2)                                                            (54,651,054)       (110,226,371)
    Class Y shares                                                                     (27,868,208)        (65,318,694)
                                                                                       -----------         -----------
Increase (decrease) in net assets from capital share transactions                      (66,768,271)       (113,747,594)
                                                                                       -----------        ------------
Total increase (decrease) in net assets                                                119,191,917         (88,940,806)
Net assets at beginning of period                                                    1,240,543,638       1,329,484,444
                                                                                     -------------       -------------
Net assets at end of period                                                         $1,359,735,555      $1,240,543,638
                                                                                    ==============      ==============
Undistributed net investment income                                                   $  2,319,356         $ 8,678,922
                                                                                      ------------         -----------

See accompanying notes to financial statements.


Notes to Financial Statements

AXP International Fund,Inc.
(Unaudited as to April 30, 1999)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund has 10 billion authorized shares of capital stock. The Fund invests primarily in common stocks and securities convertible into common stocks of foreign issuers.

The Fund offers  Class A, Class B and Class Y shares.
o Class A shares are sold with a front-end sales charge.
o Class B shares may be subject to a contingent deferred sales charge and automatically convert to Class A shares during the ninth calendar year of ownership.
o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fee and service fee (class specific expenses) differs among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates
Preparing  financial  statements that conform to generally  accepted  accounting
principles   requires   management  to  make  estimates  (e.g.,  on  assets  and
liabilities) that could differ from actual results.

Valuation of securities
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions
To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions
To gain exposure to or protect itself from market changes the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes
The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders
An annual dividend from net investment income, declared and paid at the end of the calendar year, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. For U.S. dollar denominated bonds, interest income, including level-yield amortization of premium and discount, is accrued daily. For foreign bonds the Fund amortizes premium and original issue discount daily and market discount is recognized at the time of sale.

2. EXPENSES AND SALES CHARGES
The Fund has agreements with American Express Financial Corporation (AEFC) to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.8% to 0.675% annually. The fee is adjusted upward or downward by a performance incentive adjustment based on the Fund's average daily net assets over a rolling twelve-month period measured against the change in the Lipper International Fund Index. The maximum adjustment is 0.12% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference is less than 1%, the adjustment will be zero. The adjustment increased the fee by $154,008 for the six months ended April 30, 1999.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.06% to 0.035% annually. Additional administrative service expenses paid by the Fund are office expenses, consultants' fees and compensation of officers and employees. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

AEFC has a sub-investment Advisory Agreement with American Express Asset Management International Inc. (International), a wholly-owned subsidiary of AEFC.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19
o  Class B $20
o  Class Y $17

Under terms of a prior agreement that ended Jan. 31, 1999, the Fund paid a transfer agency fee at an annual rate per shareholder account of $15 for Class A and $16 for Class B. Under terms of a prior agreement that ended March 31, 1999, the Fund paid a transfer agency fee at an annual rate per shareholder account of $15 for Class Y.

The Fund has agreements with American Express Financial Advisors Inc. for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate of 0.75% of the Fund's average daily net assets attributable to Class B shares for distribution services.

Under a Shareholder Service Agreement, the Fund pays a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.175% of the Fund's average daily net assets attributable to Class A and Class B shares and 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by American Express Financial Advisors Inc. for distributing Fund shares were $683,714 for Class A and $165,260 for Class B for the six months ended April 30, 1999. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

During the six months ended April 30, 1999, the Fund's custodian and transfer agency fees were reduced by $33,963 as a result of earnings credits from overnight cash balances.


3. SECURITIES TRANSACTIONS
Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $682,655,762 and $671,904,356, respectively, for the six months ended April 30, 1999. Realized gains and losses are determined on an identified cost basis.

4. FOREIGN CURRENCY CONTRACTS
As of April 30, 1999,  the Fund has foreign  currency  exchange  contracts  that obligate it to deliver  currencies  at specified  future dates.  The  unrealized
appreciation   and/or  depreciation  on  these  contracts  is  included  in  the accompanying  financial  statements.  See  "Summary  of  significant  accounting policies." The terms of the open contracts are as follows:

Exchange date                Currency to                     Currency to             Unrealized          Unrealized
                             be delivered                    be received            appreciation        depreciation
May 3, 1999                   3,542,836                       5,369,561                $10,471            $     --
                             U.S. Dollar                  Australian Dollar

May 3, 1999                   1,670,906                       15,447,527                   904                  --
                             U.S. Dollar                     Mexican Peso

May 3, 1999                   2,321,314                       2,469,994                 17,293                  --
                       European Monetary Unit                U.S. Dollar

May 4, 1999                   8,170,363                       5,054,620                     --              38,491
                             U.S. Dollar                    British Pound

May 6, 1999                   5,545,596                       3,440,954                     --               9,790
                             U.S. Dollar                    British Pound

May 6, 1999                  14,895,951                      14,066,585                     --              33,197
                             U.S. Dollar               European Monetary Unit

May 6, 1999                  182,639,158                      1,535,531                  5,826                  --
                            Japanese Yen                     U.S. Dollar

May 7, 1999                   86,663,213                       727,407                   1,554                  --
                            Japanese Yen                     U.S. Dollar

May 28, 1999                  3,653,420                      3,445,096                      --              13,332
                            U.S. Dollar                European Monetary Unit

May 28, 1999                  1,980,962                       2,110,715                 17,631                  --
                        European Monetary Unit               U.S. Dollar

Total                                                                                  $53,679             $94,810




5. CAPITAL SHARE TRANSACTIONS
Transactions in shares of capital stock for the periods indicated are as follows:

                                                                       Six months ended April 30, 1999
                                                         Class A                   Class B                  Class Y
Sold                                                    13,108,471                 2,688,553               2,902,524
Issued for reinvested distributions                      1,167,661                   399,747                 113,552
Redeemed                                               (18,922,837)               (4,719,874)             (2,385,517)
                                                       -----------                ----------              ----------
Net increase (decrease)                                 (4,646,705)               (1,631,574)                630,559

                                                                          Year ended Oct. 31, 1998
                                                         Class A                    Class B                 Class Y
Sold                                                    95,364,241                 6,316,469               5,030,741
Issued for reinvested distributions                      3,283,757                 1,272,541                 320,085
Redeemed                                              (105,508,871)               (9,929,768)             (5,923,253)
                                                      ------------                ----------              ----------
Net increase (decrease)                                 (6,860,873)               (2,340,758)               (572,427)


6. LENDING OF PORTFOLIO SECURITIES
As of April 30, 1999, securities valued at $171,210,093 were on loan to brokers.
For collateral, the Fund received $176,894,846 in cash and U.S. government securities valued at $1,654,435. Income from securities lending amounted to $270,034 for the six months ended April 30, 1999. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.


7. BANK BORROWINGS
The Fund has a revolving credit agreement with U.S. Bank, N.A., whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must have asset coverage for borrowings not to exceed the aggregate of 333% of advances equal to or less than five business days plus 367% of advances over five business days. The agreement, which enables the Fund to participate with other American Expressfunds, permits borrowings up to $200 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to the Federal Funds Rate plus 0.30% or the Eurodollar Rate (Reserve Adjusted) plus 0.20%. Borrowings are payable up to 90 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of credit facility at a rate of 0.05% per annum. The Fund had no borrowings outstanding during the six months ended April
30, 1999.


8. FINANCIAL HIGHLIGHTS
The tables below show certain important financial information for evaluating the Fund's results.

Fiscal period ended Oct. 31,

Per share income and capital changesa

                                                                              Class A

                                                      1999b        1998          1997            1996          1995

Net asset value, beginning of period                 $10.70       $10.57        $10.65           $9.97        $10.84

Income from investment operations:

Net investment income (loss)                           (.01)         .03           .08             .09           .10

Net gains (losses) (both realized and unrealized)      1.82          .54           .53             .88          (.31)

Total from investment operations                       1.81          .57           .61             .97          (.21)

Less distributions:

Dividends from net investment income                   (.06)        (.11)         (.17)           (.15)           --

Excess distributions from net investment income          --         (.01)           --              --            --

Distributions from realized gains                      (.13)        (.32)         (.52)           (.14)         (.64)

Excess distributions of realized gains                   --           --            --              --          (.02)

Total distributions                                    (.19)        (.44)         (.69)           (.29)         (.66)

Net asset value, end of period                       $12.32       $10.70        $10.57          $10.65       $  9.97


Ratios/supplemental data

Net assets, end of period (in millions)                $858         $794          $858            $916          $768

Ratio of expenses to average daily net assetsc        1.34%d       1.26%         1.18%           1.31%         1.39%

Ratio of net investment income (loss)
to average daily net assets                           (.03%)d       .52%          .86%            .95%         1.03%

Portfolio turnover rate
(excluding short-term securities)                       55%          92%           87%             62%           52%

Total returne                                        17.08%        5.54%         5.90%           9.89%        (1.66%)

a For a share outstanding  throughout the period. Rounded to the nearest cent.
b Six months ended April 30, 1999 (Unaudited).
c Effective  fiscal year 1996,  expense ratio is based on total  expenses of the
  Fund before reduction of earnings credits on cash balances.
d Adjusted to an annual basis.
e Total return does not reflect payment of a sales charge.



Fiscal period ended Oct. 31,
Per share income and capital changesa

                                             Class B                                             Class Y
                             1999b   1998     1997      1996   1995c              1999b    1998    1997      1996 1995c

Net asset value,
beginning of period         $10.62  $10.50   $10.58  $  9.92   $8.92             $10.70   $10.59  $10.67   $  9.98   $8.92

Income from investment operations:

Net investment
income (loss)                 (.02)    .03      .07      .03     .04              --         .04     .08       .10     .10

Net gains (losses)
(both realized and
unrealized)                   1.78     .44      .46      .87     .96               1.83      .52     .55       .90     .96

Total from investment
operations                    1.76     .47      .53      .90    1.00               1.83      .56     .63      1.00    1.06

Less distributions:

Dividends from net
investment income              --     (.02)    (.09)    (.10)    --                (.07)    (.12)   (.19)     (.17)    --

Excess distributions
from net
investment income              --     (.01)     --       --      --                 --      (.01)    --        --      --

Distributions from
realized gains               (.13)    (.32)    (.52)    (.14)    --                (.13)    (.32)   (.52)     (.14)    --

Total distributions          (.13)    (.35)    (.61)    (.24)    --                (.20)    (.45)   (.71)     (.31)    --

Net asset value,
end of period              $12.25   $10.62   $10.50   $10.58   $9.92             $12.33   $10.70  $10.59    $10.67   $9.98

Ratios/supplemental data

Net assets, end of
period (in millions)         $413     $376     $396     $404    $354                $89      $70     $76      $77      $58

Ratio of expenses to
average daily
net assetse                 2.11%d   2.02%    1.95%    2.07%   2.21%d             1.25%d   1.18%   1.06%    1.13%    1.26%d

Ratio of net investment
income (loss) to average
daily net assets            (.80%)d (.23%)    .12%     .15%    .69%d              .09%d    .61%   1.03%    1.13%    1.67%d

Portfolio turnover rate
(excluding short-term
securities)                   55%     92%      87%      62%     52%                55%      92%     87%      62%      52%

Total returnf              16.62%   4.71%    5.09%    9.07%  11.21%             17.12%    5.59%   6.03%   10.11%   11.86%

a For a share outstanding  throughout the period. Rounded to the nearest cent.
b Six months ended April 30, 1999 (Unaudited).
c Inception date was March 20, 1995.
d Adjusted to an annual basis.
e Effective  fiscal year 1996,  expense ratio is based on total  expenses of the
  Fund before reduction of earnings credits on cash balances.
f Total return does not reflect payment of a sales charge.


Investments in Securities

AXP International Fund, Inc.
April 30, 1999 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (93.5%)
Issuer                                                                              Shares                    Value(a)

Australia  (2.2%)

Airlines (0.4%)
Qantas Airways                                                                     1,962,000                 $5,388,241

Banks and savings & loans (0.4%)
Commonwealth Bank of Australia                                                       317,000                  5,771,936

Media (0.2%)
Publishing & Broadcasting                                                            341,500                  2,295,358

Metals (0.6%)
Broken Hill Proprietary                                                              690,000                  7,800,657

Utilities -- telephone (0.6%)
AAPT                                                                               1,548,000(b)               5,531,623
Telstra                                                                              418,018                  2,268,291
Total                                                                                                         7,799,914

Brazil (0.2%)

Banks and savings & loans
Uniao de Bancos Brasileiros GDR                                                      133,670                  3,316,687

Canada (4.4%)

Banks and savings & loans (0.5%)
Toronto-Dominion Bank                                                                115,900                  6,191,885

Communications equipment & services (1.9%)
Newbridge Networks                                                                   137,700(b)               5,102,800
Nortel Networks                                                                      297,100(c)              20,258,506
Total                                                                                                        25,361,306

Energy (0.9%)
Petro-Canada                                                                         936,900                 12,762,466

Multi-industry conglomerates (1.1%)
Bombardier Cl B                                                                      960,100(c)              14,890,379

France (14.9%)

Banks and savings & loans (2.8%)
Banque Natl de Paris                                                                 463,566(c)              38,425,125

Building materials & construction (2.4%)
Lafarge                                                                              334,412                 32,507,254

Electronics (2.3%)
SGS-Thomson Microelectronics                                                         299,184                 31,169,229

Energy (3.9%)
Elf Aquitaine                                                                         25,317                  3,932,242
Total Petroleum Cl B                                                                 363,474                 49,772,457
Total                                                                                                        53,704,699

Household products (0.9%)
Rhone-Poulenc Cl A                                                                   266,581                 12,675,127

Industrial equipment & services (2.3%)
Castorama Dubois                                                                     128,197                 30,680,093

Utilities -- electric (0.3%)
Suez Lyonnaise des Eaux                                                               23,255                  3,955,969

Germany (9.5%)

Automotive & related (2.7%)
Volkswagen                                                                           508,740(c)              36,068,597

Chemicals (2.8%)
Henkel KGaA                                                                          470,548(c)              37,238,839

Industrial equipment & services (4.0%)
Mannesmann                                                                           410,005                 53,978,143

Hong Kong (1. 0%)

Banks and savings & loans (0.5%)
Hang Seng Bank                                                                       604,000                  7,149,669

Financial services (0.5%)
Cheung Kong Holdings                                                                 750,000                  6,821,700

Italy (7.3%)

Banks and savings & loans (6.7%)
Banca Intesa                                                                       5,149,979(c)              27,425,183
Instituto Bancario San Paolo di Torino                                             2,109,700(c)              31,653,307
Unicredito Italiano                                                                5,995,737(c)              30,408,579
Total                                                                                                        89,487,069

Utilities -- telephone (0.6%)
Telecom Italia                                                                       785,220                  8,354,741

Japan (12.9%)

Automotive & related (1.6%)
Bridgestone                                                                          321,000                  8,603,378
Toyota Motor                                                                         480,000                 13,628,688
Total                                                                                                        22,232,066

Banks and savings & loans (0.4%)
Sumitomo Chemical                                                                  1,364,000                  6,089,169

Chemicals (1.0%)
Asahi Chemical Inds                                                                2,387,000                 13,894,727

Communications equipment & services (0.3%)
Hitachi                                                                              525,000                  3,834,338

Electronics (1.5%)
Matsushita Communication Industrial                                                  292,000                 20,959,351

Health care services (0.9%)
Yamanouchi Pharmaceutical                                                            405,000                 12,822,138

Household products (0.5%)
Shiseido                                                                             424,000                  6,676,346

Media (0.9%)
Sony                                                                                 140,000                 13,074,250

Transportation (1.0%)
Kawasaki Kisen Kaisha                                                              6,000,000                 14,071,200

Utilities -- telephone (4.8%)
Nippon Telegraph & Telephone                                                          42,310                 46,068,093
NTT Mobile Communication Network                                                       3,020                 17,705,934
Total                                                                                                        63,774,027

Mexico (0.6%)

Banks and savings & loans (0.1%)
Grupo Financiero Banamex Accival                                                     630,970(b)               1,608,154

Beverages & tobacco (0.5%)
Fomento Economico Mexicano ADR                                                       198,200                  7,209,525

Netherlands (5.0%)

Industrial equipment & services (3.3%)
Philips Electronics                                                                  513,527                 44,221,299

Utilities -- telephone (1.7%)
Equant                                                                               257,090                 23,333,977

New Zealand (0.6%)

Utilities -- telephone
Telecom Corp of New Zealand                                                        1,460,000                  7,604,994

Philippines (0.5%)

Utilities -- telephone
Philippine Long Distance Telephone                                                   227,000                  7,342,792

Singapore (3.0%)

Banks and savings & loans (2.5%)
Oversea-Chinese Banking                                                            2,300,000                 21,558,590
Overseas Union Bank                                                                2,393,000                 12,273,218
Total                                                                                                        33,831,808

Financial services (0.5%)
City Developments                                                                  1,056,000                  7,034,650

South Korea (0.6%)

Electronics
Samsung Electronics                                                                  105,160                  8,087,193

Spain (2.5%)

Utilities -- telephone
Telefonica de Espana                                                                 739,918                 34,672,705

Sweden (3.9%)

Banks and savings & loans (0.7%)
Nordbanken Holding                                                                 1,580,343                  9,926,292

Communications equipment & services (3.2%)
Ericsson (LM) Cl B                                                                 1,699,215                 44,604,903

Switzerland (3.7%)

Banks and savings & loans
UBS                                                                                  146,042                 49,596,638

Thailand (0.2%)

Banks and savings & loans
Thai Farmers Bank                                                                    864,000(b)               2,395,440

United Kingdom (20.6%)

Banks and savings & loans (0.9%)
Standard Chartered                                                                   658,104                 11,879,238

Chemicals (1.6%)
Imperial Chemical Inds                                                             2,006,334                 21,513,317

Energy (2.2%)
Shell Transport & Trading                                                          3,921,003                 29,364,391

Insurance (0.9%)
Allied Zurich                                                                        930,897                 12,759,805

Multi-industry conglomerates (5.9%)
General Electric                                                                   5,225,680                 55,150,259
Williams                                                                           3,764,496                 25,663,699
Total                                                                                                        80,813,958

Retail (2.2%)
Great Universal Stores                                                             2,630,259                 29,980,744

Utilities -- telephone (6.9%)
Cable & Wireless Communications                                                    1,485,011(c)              16,950,510
Orange                                                                             2,487,986                 33,742,564
Vodafone                                                                           2,295,235                 42,021,621
Total                                                                                                        92,714,695

Total common stocks
(Cost: $1,014,011,552)                                                                                   $1,271,719,213

Other (0.6%)
Issuer                                                                              Shares                    Value(a)

Italy (0.5%)
Banca Intesa
    Warrants                                                                       6,869,950                 $7,839,300

Spain (0.1%)
Telefonica
    Rights                                                                           739,918                    687,976

Total other
(Cost: $1,512,248)                                                                                           $8,527,276


Short-term securities (22.3%)
Issuer                                                     Annualized               Amount                    Value(a)
                                                          yield on date           payable at
                                                           of purchase             maturity

U.S. government agencies (14.2%)
Federal Home Loan Mtge Corp Disc Nts
    05-06-99                                                     4.75%            $8,000,000                 $7,994,733
    05-10-99                                                     4.77             19,500,000                 19,476,893
    05-14-99                                                     4.71              9,000,000                  8,984,725
    05-18-99                                                     4.77             27,900,000                 27,837,550
    05-20-99                                                     4.76             14,900,000                 14,862,764
    05-25-99                                                     4.79              3,500,000                  3,488,893
    06-03-99                                                     4.78              8,300,000                  8,263,860
    06-04-99                                                     4.78              4,400,000                  4,380,282
    06-07-99                                                     4.78             12,400,000                 12,333,202
    06-11-99                                                     4.74              5,300,000                  5,271,570
    06-16-99                                                     4.76              7,900,000                  7,847,914
    06-18-99                                                     4.75             21,100,000                 20,955,267
    06-29-99                                                     4.74             30,000,000                 29,768,424
Federal Natl Mtge Assn Disc Nts
    05-19-99                                                     4.72             14,000,000                 13,967,100
    06-04-99                                                     4.80              8,100,000                  8,061,817
Total                                                                                                       193,494,994

Commercial paper (8.1%)
Ameritech Capital Funding
    05-11-99                                                     4.84             22,400,000(d)              22,370,009
BBV Finance (Delaware)
    05-21-99                                                     4.81              5,300,000                  5,285,867
BOC Group
    05-03-99                                                     4.92              8,000,000                  7,997,813
CAFCO
    06-01-99                                                     4.84             11,700,000(d)              11,651,539
Ciesco LP
    05-11-99                                                     4.82              5,900,000                  5,892,117
Delaware Funding
    05-11-99                                                     4.88              4,500,000                  4,493,937
Fleet Funding
    05-28-99                                                     4.83              3,200,000(d)               3,188,456
    06-14-99                                                     4.83             17,414,000(d)              17,311,626
General Electric Capital
    05-03-99                                                     4.92             14,000,000                 13,996,173
GTE Funding
    06-03-99                                                     4.84             15,000,000                 14,933,725
Salomon Smith Barney
    05-26-99                                                     4.84              1,600,000                  1,594,656
Thames Asset Global
    05-27-99                                                     4.83              1,500,000(d)               1,494,778
Total                                                                                                       110,210,696

Total short-term securities
(Cost: $303,730,388)                                                                                       $303,705,690

Total investments in securities
(Cost: $1,319,254,188)(e)                                                                                $1,583,952,179



See accompanying notes to investments in securities.

SEMIANNUAL REPORT -- 1999

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements. Foreign security values are stated in U.S. dollars.

(b) Non-income producing.

(c) Security is partially or fully on loan. See Note 6 to the financial statements.

(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(e) At April 30, 1999, the cost of securities for federal income tax purposes was approximately $1,319,254,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                               $282,933,000
Unrealized depreciation                                (18,235,000)
                                                       -----------

Net unrealized appreciation                           $264,698,000

Quick telephone reference

AMERICAN EXPRESS FINANCIAL ADVISORS TELEPHONE TRANSACTION SERVICE
Sales and exchanges, dividend payments or reinvestments and automatic payment
arrangements:                       800-437-3133

AMERICAN EXPRESS CLIENT SERVICE CORPORATION
Fund performance, fund prices, account values, recent account transactions and
account inquiries:                  800-862-7919

TTY SERVICE
For the hearing impaired:           800-846-4852

TICKER SYMBOL
Class A: INIFX          Class B: IWWGX          Class Y: IDIYX



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AXP International Fund
IDS Tower 10
Minneapolis, MN 55440-0010